Exhibit 10.1.1

AMENDMENT NO. 1
TO
CREDIT AGREEMENT
among
RPM INTERNATIONAL INC.,
as a Borrower,
THE LENDERS NAMED HEREIN,
as Lenders,
and
NATIONAL CITY BANK,
as the Administrative Agent

dated as of July 18, 2006

     This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 18, 2006, by and among the following: (i) RPM INTERNATIONAL INC., a Delaware corporation (the “Company”); (ii) the Lenders, as defined in the Credit Agreement referred to below; and (iii) NATIONAL CITY BANK, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
     A. The Company, the Foreign Borrowers from time to time party to the Credit Agreement, the Administrative Agent, the Lenders, NATIONAL CITY BANK, as a joint lead arranger, a joint book runner, an LC Issuer, and the Swing Line Lender, KEYBANK NATIONAL ASSOCIATION, as a joint lead arranger, a joint book runner and the syndication agent, WACHOVIA BANK, N.A., as co-documentation agent; and FLEET NATIONAL BANK, as co-documentation agent, are parties to a Credit Agreement dated as of November 19, 2004 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”; capitalized terms used herein and not defined herein are used herein as defined in the Credit Agreement).
     B. The Company has requested that Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement, as set forth herein.
     C. The Administrative Agent and the Lenders are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.
AGREEMENT:
     In consideration of the premises and mutual covenants herein and for other valuable consideration, the Company, the Administrative Agent and the Lenders agree as follows:
     Section 1. Amendment to Definitions. Section 1.01 of the Credit Agreement is hereby amended effective as of May 31, 2006, to delete the definition of “EDITDA” therefrom and insert in place thereof the following:
     “EBITDA” shall mean, for any period, determined on a consolidated basis for the Company and its Subsidiaries, (i) net income of the Company and its Subsidiaries (calculated before provision for income taxes, interest expense, extraordinary items, non-recurring gains or losses in connection with asset dispositions, income attributable to equity in affiliates, all amounts attributable to depreciation and amortization and non-cash charges associated with asbestos liabilities) for such period, minus (ii) cash payments made by the Company or any of its Subsidiaries in respect of asbestos liabilities (which liabilities include, without limitation, defense costs and indemnification liabilities incurred in connection with asbestos liabilities) during such period.
     Section 2. Conditions Precedent. The amendments set forth above shall become effective as of the date first written above if on or before such date the following conditions have been satisfied:
     (i) this Amendment shall have been executed by the Company, the Administrative Agent and the Majority Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and
     (ii) the Company shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent.

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     Section 3. Miscellaneous.
     3.1 Representations and Warranties. The Company, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:
     (i) the Company has the legal power and authority to execute and deliver this Amendment;
     (ii) the officers executing this Amendment on behalf of the Company have been duly authorized to execute and deliver the same and bind the Company with respect to the provisions hereof;
     (iii) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with the Organizational Documents of the Company or any law applicable to the Company or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Company;
     (iv) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;
     (v) upon the execution and delivery of this Amendment by the Company, this Amendment shall constitute a valid and binding obligation of the Company in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and
     (vi) each of the representations and warranties set forth in Article VIII of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.
     3.2 Waiver of Claims. The Company hereby waives and releases the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any of the undersigned is aware arising out of or relating to the Credit Agreement and the other Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     3.3 Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent’s special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.
     3.4 Credit Agreement Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended

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hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.
     3.5 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.
     3.6 Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     3.7 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. TO THE FULLEST EXTENT PERMITTED BY LAW, THE COMPANY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
     3.8 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
[Signature pages follow.]

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     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

RPM INTERNATIONAL INC.

By:	/s/ Keith R. Smiley

	Name:	Keith R. Smiley
	Title:	Vice President, Treasurer and Assistant Secretary

NATIONAL CITY BANK, as the Administrative Agent, the Swing Line Lender, the LC Issuer and a Lender

By:	/s/ Robert S Coleman

	Name:	Robert S Coleman
	Title:	Senior Vice President

NATIONAL CITY BANK, CANADA BRANCH

By:	/s/ Caroline Stade	/s/ William Hines

	Name: Caroline Stade	William Hines
	Title: Senior Vice President	Senior Vice President

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Signature page to
the Amendment No. 1 to Credit Agreement
among RPM International Inc., as Borrower,
National City Bank, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Thomas J. Purcell

Name: Thomas J. Purcell Title: Senior Vice President

Signature page to
the Amendment No. 1 to Credit Agreement
among RPM International Inc., as Borrower,
National City Bank, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Wachovia Bank, National Association

	By:	/s/ Barbara Van Meerten

Name: Barbara Van Meerten Title: Director

Signature page to
the Amendment No. 1 to Credit Agreement
among RPM International Inc., as Borrower,
National City Bank, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	FIFTH THIRD BANK

	By:	/s/ Roy C. Lanctot

Name: Roy C. Lanctot
Title: Vice President

Signature page to
the Amendment No. 1 to Credit Agreement
among RPM International Inc., as Borrower,
National City Bank, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	LaSalle Bank National Association

	By:	/s/ Patrick F Dunphy

Name: Patrick F. Dunphy
Title: First Vice President

Signature page to
the Amendment No. 1 to Credit Agreement
among RPM International Inc., as Borrower,
National City Bank, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	The Bank of Tokyo — Mitsubishi UFJ, Ltd., Chicago Branch

	By:	/s/ Tsuguyuki Umene

Name: Tsuguyuki Umene
Title: Deputy General Manager

Signature page to
the Amendment No. 1 to Credit Agreement
among RPM International Inc., as Borrower,
National City Bank, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	The Bank of New York

	By:	/s/ Kenneth R. McDonnell

Name: Kenneth R. McDonnell Title: Vice President

Signature page to
the Amendment No. 1 to Credit Agreement
among RPM International Inc., as Borrower,
National City Bank, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	US Bank National Association

	By:	/s/ Christine C. Gencer

Name: Christine C. Gencer
Title: Vice President

Signature page to
the Amendment No. 1 to Credit Agreement
among RPM International Inc., as Borrower,
National City Bank, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Credit Suisse, Cayman Islands Branch

	By:	/s/ Tom Cantello

Name: Tom Cantello
Title: Vice President

	By:	/s/ Greg Richards

Name: Greg Richards
Title: Associate

Signature page to
the Amendment No. 1 to Credit Agreement
among RPM International Inc., as Borrower,
National City Bank, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	KBC BANK N.V.

	By:	/s/ Jean-Pierre Diels

Name: Jean-Pierre Diels
Title: First Vice President

	By:	/s/ William Cavanaugh

Name: William Cavanaugh
Title: Vice President

Signature page to
the Amendment No. 1 to Credit Agreement
among RPM International Inc., as Borrower,
National City Bank, as the Administrative Agent,
and the Lenders party thereto

Name of Institution:	Bank of America, N.A.

	By:	/s/ Irene Bertozzi Bartenstein

Name: Irene Bertozzi Bartenstein
Title: Principal